Exhibit 99.2

Investor Presentation Fourth Quarter 2021 February 8, 2022

2 2 Forward looking statements This presentation contains forward - looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward - looking statements do not represent historical facts, but are statements about management's beliefs, plans and objectives about the future, as well as its assumptions and judgments concerning such beliefs, plans and objectives. These statements are evidenced by terms such as "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions. Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. The beliefs, plans and objectives on which forward - looking statements are based involve risks and uncertainties that could cause actual results to differ materially from those addressed in the forward - looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports that First United Corporation files with the Securities and Exchange Commission entitled "Risk Factors. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties. Actual results could be materially different from management’s expectations. This presentation should be read in conjunction with our Annual Report on Form 10 - K, as amended, for the year ended December 31, 2020, including the sections of the report entitled “Risk Factors”, as well as the reports and other documents that we subsequently file with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov or at our website at www.mybank.com . Except as required by law, we do not intend to publish updates or revisions of any forward - looking statements we make to reflect new information, future events or otherwise.

3 3 Table of Contents I. Executive Summary Pg. 4 II. Operating and Financial Performance Pg. 12 III. Our Commitment To ESG Pg. 27 IV. Appendix Pg. 31

4 4 I. Executive Summary

5 5 Executive Summary Robust enterprise risk management protocol Execution of our strategy is producing steady profitable growth Our board and management continue to strengthen First United’s ESG practices ▪ Disciplined credit culture and strong allowance for loan loss ratio of 1.39% (excluding PPP balances) ▪ Capital and liquidity remain strong ▪ Well - positioned for rising rate environment with an asset - sensitive balance sheet ▪ Highly rated fraud monitoring and information technology programs ▪ Ongoing board refreshment, including formal adoption of diversity and inclusion policies ▪ Declassified board of directors to be fully phased - in by the 2024 annual meeting of shareholders ▪ Named an internal Director of Diversity and Engagement to increase focus on diversity, equity and inclusion for associates and customers ▪ Enhanced shareholder engagement and communication ▪ Year over year growth in earnings per share of 49% (GAAP) ▪ Year - end pre - provision net revenue (1) adjusted for one - time expenses/reimbursements increased 33% over 2020 ▪ Pre - provision net revenue (1) for 4Q21 increased 40% compared to 4Q20 ▪ Net interest margin increased to 3.49% from 3.38% in linked quarter ▪ Dividend on common stock increased to $0.15 per share; a 15% increase (1) See Appendix for a reconciliation of this non - GAAP financial measure

6 6 Mission Statement To enrich the lives of our customers, our employees and our shareholders through uncommon commitment to service and effective financial solutions Company Overview Founded: 1900 Headquarters: Oakland, Maryland Locations: 25 branches + 1 Advisory Center Business Lines: Commercial & Retail Banking, Trust Services, Wealth Management Ticker: FUNC (Nasdaq) Website: www.mybank.com Financial Highlights (as of or for the year ended December 31, 2021) Assets: $1.73 billion Loans: $1.15 billion Deposits: $1.47 billion AUM: $1.48 billion Efficiency Ratio (1) : 56.4 % TCE Ratio (1) : 7.56% Dividends Declared Per Share : $0.60 Tangible Book Value Per Share (1) : $19.61 Diluted EPS - GAAP: $2.95 Diluted EPS - non - GAAP (1) : $3.54 NIM: 3.28% NPAs/Total Assets: .60% Net Recoveries/Avg. Loans: 0.02% West Virginia Maryland Star denotes Oakland, Maryland Headquarters Franchise Overview (1) See Appendix for a reconciliation of these non - GAAP financial measures

7 7 4Q 2021 Highlights Highlights • Core pre - provision net revenue (1) of $8.8 million in 4Q21 compared to $7.6 million in linked quarter • Core non - interest income of $4.6 (1) million driven by strong wealth management revenue as assets under management grew to $1.5 billion at December 31, 2021 • Acquired a $30.0 million wealth book of business on December 31, 2021 • Mortgage production totaled $29.7 million in 4Q21 compared to $31.8 million on a linked quarter basis • Net interest margin positively impacted by Paycheck Protection Plan (“PPP”) deferred loan fees; negatively impacted by low interest environment and high cash balances • PPP deferred loan fees of $0.8 million; and average loan balance of $16.0 million; 17 bp net positive impact • Loans refinanced at lower rates and mortgage loans refinanced to secondary market • New commercial loans booked at average yield of approximately 4.34% spurred by small business (< $0.5 million) production • Other operating expenses decreased $0.9 (1) million compared to linked quarter *4Q21 annualized $7.3 million Adj. Net Income (1) $1.10 Adj. Diluted EPS (1) 1.66%* ROAA (1) 22.97* ROATCE (1) 3.49% NIM Key Facts (1) See Appendix for a reconciliation of these non - GAAP financial measures

8 8 2021 Highlights Highlights • Increased core pre - provision net revenue (1) to $30.8 million in 2021 from $23.2 million in 2020 • Core non - interest income of $19.3 (1) million driven by strong wealth management revenue and robust interchange income • PPP 2020 and 2021 production of $214.6 million, with $207.5 million forgiven for both programs at the end of December 2021 • Organic mortgage production totaled $119.3 million in 2021 compared to $144.6 million in 2020, primarily in loans sold to the secondary market, leading to strong net gains of $1.1 million in 2021 o Mortgage pool purchase of $39.0 million in 3Q21 • Allowance for Loan Losses to gross loans of 1.38% • Net interest margin impacted by PPP loans, low interest rate environment and excess liquidity • Opened a new Advisory Center at Cheat Lake, Monongalia County, WV $23.8 million Adj. Net Income (1) $3.54 Adj. Diluted EPS (1) 1.35% ROAA (1) 19.61% ROATCE (1) 3.28% NIM Key Facts (1) See Appendix for a reconciliation of these non - GAAP financial measures

9 9 Our Core Markets (as of December 31, 2021) Note: Out of market loans represent $113 million and are not reflected in the above table (1) Source: FDIC Market Share Data, most current. Deposit market share for each region includes the following counties liste d b elow: West: Harrison, WV; Monongalia, WV Central: Garrett, MD; Allegany, MD; Mineral, WV East: Washington, MD; Frederick, MD; Berkeley, WV (2) Includes 1 Advisory Center opened in the West Region in 1Q21 West Region Central Region East Region Loans (000s) $261,909 $347,155 $424,833 Deposits (000s) $144,686 $793,837 $525,370 Deposit Market Share (1) (at June 30, 2021) 2% 45% 4% Branches / Advisory Centers (2) 5 10 11

10 10 Our Core Strengths Engaged and Diverse Board & Management • Our diverse and experienced Board has the skills to oversee key business risks, strategic initiatives and governance best practices • Ongoing Board succession strategy – 60% change over 7 years Core Deposit Franchise Diversified Revenue Stream Forward - Thinking Approach Robust Enterprise Risk Management Expense Structure • Reflects stable legacy markets, produces steady low - cost funding • Growing via utilization of technology and deepening of business relationships • Diversified revenue stream (non - interest income 27% of operating revenue) driven by trust and brokerage fee income provides protection during times of low interest rates • Innovative and dynamic approach to attracting and retaining clients, leading to future growth and efficiencies • Enhanced underwriting guidelines and risk management framework • Focus on risk mitigation and managing loan concentrations • Well established operational infrastructure will support future growth • Cost cutting initiatives underway and hybrid work environment and technology adoption are providing new opportunities for savings Community Engagement • Supporting local businesses, schools and non - profits with financial education, participation in stimulus programs and ongoing consultation • Knowledgeable associates committed to helping clients and the communities we serve

11 11 Transitioning to Post - COVID Environment • Customization of Experience • Blend of technology and in - person service and solutions • Delivery of updated technology to our clients through enhanced delivery channels, including virtual closing options, mobile deposits, ATMs, cash recyclers • Enhanced communication and outreach to shareholders , clients and associates • Community Focused • Helped local business owners through 2,044 PPP loans totaling $215 million and 665 COVID loan modifications totaling $270 million • Supported our communities through continued support of non - profit groups and special banking accommodations • More Efficient and Flexible Employer • Assisted our associates with work - at - home accommodations, pandemic pay policies, Financial First Responder bonuses, and flexible schedules. • Continued a hybrid environment and best practices which empower our workforce and make First United an attractive place to build a career • Better Prepared for Future Business Disruption • State of the art Business Continuity Plan protecting shareholders, clients and associates

12 12 II. Operating and Financial Performance

13 13 Key Initiatives and Strategic Priorities Optimize shareholder return through a focus on future growth, profitability, efficiencies, the client experience, and a reimagined future Create Exceptional Client Experience • Provide seamless client experience across all business lines using integrated relationship teams • Educate clients on digital banking and technology utilizing high - tech branch network • Customize financial solutions to grow client relationships and loyalty • Develop focused marketing plans utilizing data analytics to increase relationship and product profitability Grow Strategically • Amplify consumer and small business relationships utilizing community relationship managers and universal relationship advisors • Opportunistically identify and hire banking talent to capitalize on market disruption and client acquisition • Expand into new markets utilizing Financial Center model and mortgage originations • Pursue wealth management M&A and strategic bank partnerships Optimize Profitability and Enhance Efficiency • Fine tune regional/line of business financial goals and incentive plans to achieve improved operating leverage • Utilize profitability metrics to focus and align client engagement efforts • Capitalize on existing infrastructure to build stronger revenue streams • Implement next stages of operational restructure and consolidation initiative • Leverage technology to streamline processes and procedures Underlying all initiatives is a commitment to strong risk management, monitoring and mitigation. Reimagine the Future • Develop hybrid work environment to capture efficiencies and attract/ retain talent • Explore real estate partnerships and physical space alternatives • Further promote diversity, equity and inclusion in workforce and client base • Establish Fintech partnerships to capitalize on digital financial offerings

14 14 Strong Risk Management, Monitoring and Mitigation Underlies all strategic priorities Asset Quality • Low net charge - offs and strong asset quality as a result of conservative and proactive credit culture • Strong reserves - ALL level of 1.39%, excluding PPP loans; future provisioning based on loan growth and asset quality changes • Diversified commercial loan portfolio and geographic footprint • Disciplined loan growth strategy, concentration management, stress testing and exception tracking and monitoring • Well - defined loan approval levels • CECL implementation January 2023 Liquidity Management • Loan to deposit ratio of 79% • Liquidity contingency plan in place • Liquidity stress testing performed quarterly with strong liquidity under various scenarios • Available borrowing capacity of $469.0 million through correspondent lines of credit and FHLB • Strong, stable low - cost core deposit franchise of 90% of average total interest - earning assets Capital • Strong capital levels well above regulatory “well - capitalized” definition • Conservative dividend payout policy to improve TCE • Capital stress tests indicate Bank is well positioned to absorb potential losses Cyber - Security and Fraud Monitoring • Board regularly briefed on cyber - security matters • Robust information security training programs for associates and Board • Regular third - party review and testing of information security and compliance processes and cybersecurity controls • No security breaches to - date • Adaptive fraud detection and management Interest Rate Sensitivity • Maintaining an asset sensitive balance sheet • Limiting longer - term loan and investment exposure • Capturing core, low - cost deposits • Monitoring dynamic and static rate ramp scenarios

15 15 $14.7 $15.5 $17.8 $23.2 $30.8 2017 2018 2019 2020 2021 $1,039 $1,068 $1,142 $1,422 $1,469 2017 2018 2019 2020 2021 $882 $996 $1,039 $1,168 $1,154 2017 2018 2019 2020 2021 $1,146 Our Strategic Plan is Generating Reliable Growth… Pre - Provision Net Revenue ($ in millions) (1) Diluted Earnings per Share (1) Total Deposits ($ in millions) Total Gross Loans, including PPP ($ in millions) First United is delivering consistent growth, increasing profits and earnings per share to drive long - term shareholder return $1.05 $1.51 $1.85 $1.97 $3.54 2017 2018 2019 2020 2021 +32.8% YoY +79.7% YOY - 1.20% YOY +3.3% YOY $8 PPP $114 (1) See Appendix for a reconciliation of these non - GAAP financial measures

16 16 7.64% 10.39% 11.44% 11.92% 19.61% 2017 2018 2019 2020 2021 0.55% 0.81% 0.93% 0.86% 1.35% 2017 2018 2019 2020 2021 …As Well As Solid Profitability • First United has consistently improved return on assets and return on average equity enabling us to fund the dividend and invest in future growth • Strategic initiatives underway to enhance growth and lower expenses, allowing us to continue improving profitability Core ROATCE (non - GAAP (1) ) Core ROAA (non - GAAP (1) ) Strategic Target 1.0% - 1.25% Strategic Target 14% - 15% (1) See Appendix for a reconciliation of these non - GAAP financial measures

17 17 Proactive Loan Portfolio Management • Diverse portfolio loan types and industries reduce Commercial portfolio risk • Focus on risk mitigation and managing of concentrations – CRE / Total Capital: 227% – ADC / Total Capital: 94% Loan Portfolio Mix (12/31/21) Commercial Loan Mix, excl PPP (12/31/21) Industry Balance (MMs) Average Balance (MMs) % RE/Rental/Leasing - NOO $133 $1.4 19% RE/Rental/Leasing – OO, C&I 137 .3 20% Construction - Developers 45 2.1 6% Accommodations 72 2.1 11% Services 49 .2 7% RE/Rental/Leasing - Multifamily 40 .4 6% Health Care / Social Assistance 27 .3 4% Trade 28 .1 4% RE/Rental/Leasing – Developers 28 .7 4% Construction – All Other 22 .1 3% All Other 107 .2 16% Type Balance (MMs) Average Balance (MMs) % Total 1 - 4 Family $405 $.11 35% CRE – OO 132 .45 11% CRE – NOO 192 1.56 16% Multi - family 42 .55 4% C&D 128 .30 11% C&I 181 .12 16% Consumer 66 .01 6% PPP 8 .12 1%

18 18 Asset Quality NPAs / Total Assets Nonaccrual Loans / Total Loans 1.37% 0.95% 1.40% 0.35% 0.21% 2017 2018 2019 2020 2021 Underwriting and Monitoring • Appraisal policy requires 18 - month updates for impaired or special assets • Proactive, ongoing client engagement and experienced work - out teams • Quarterly Criticized Asset Reviews • Centralized risk rating, and monitoring of risk rating migration and delinquency trends • Decreased maximum HE LTV to 80% • Robust annual third - party loan review 1.68% 1.17% 1.30% 0.99% 0.60% 2017 2018 2019 2020 2021

19 19 Loan Loss Allowance (“ALL”) ALL Trends ALL % by Segment (excluding PPP loans) 0.28% 0.11% - 0.02% 0.13% - 0.02% 2017 2018 2019 2020 2021 Net Charge - Offs (Recoveries) / Average Loans • In 2020, due to the unknown impact of the COVID pandemic on credit quality, we increased the provision expense by $4.1 million primarily through qualitative factor adjustments, resulting in an increase in the ALL from 1.19% in 2019 to 1.56% (excluding guaranteed PPP loans) in 2020. • Negative provision in 2021 due primarily to strong asset quality, low delinquency, improving economic conditions and successful performance of modified loans. Excluding PPP loans, which are guaranteed ALL = 1.39% Excluding PPP loans, which are guaranteed ALL = 1.56% 1.12% 1.10% 1.19% 1.41% 1.38% 2017 2018 2019 2020 2021

20 20 Industry Leading Deposit Franchise • Stable legacy markets and growing portfolio of commercial deposit accounts • Noninterest bearing deposits have grown from 8% of portfolio in 2009 to 34% as of December 31, 2021 Deposit Composition (12/31/21) Deposit Type Balance (MMs) % NIB Demand $501.6 34% IB Demand $228.2 16% MMA & Savings $576.3 39% CDs < $100K $70.2 5% CDs > $100K $93.0 6% Brokered CDs $0.0 0% Core deposits comprise 89% of deposits CD Maturities (MMs) (12/31/21) $44 $66 $47 $6 3 Mos. or Less 3-12 Months 1-3 Years Over 3 Year

21 21 Net Interest Margin • Disciplined loan and deposit pricing has produced a strong margin that is in line with our peers • Margin expansion in the latter half of 2021 primarily due to new loan volume pricing at higher rates, the recognition of deferred PPP loan fees related to forgiveness and reduced cost of interest - bearing liabilities • Net interest income was aided by lower cost of funds on interest - bearing deposits and the reduced interest expense related to the prepayment of FHLB long - term borrowings • Our team approach to full client relationships, our focus on community - oriented business owners and our high - tech branch network provide continued access to low - cost deposits, treasury management and commercial loans Components (1) (1) See Appendix for a reconciliation of this non - GAAP financial measure 3.99% 4.41% 4.57% 3.99% 3.56% 3.57% 3.69% 3.72% 3.63% 0.78% 0.86% 1.18% 0.91% 0.65% 0.59% 0.46% 0.34% 0.51% 3.37% 3.74% 3.68% 3.34% 3.11% 3.16% 3.38% 3.49% 3.28% 0.32% 0.42% 0.70% 0.49% 0.32% 0.27% 0.20% 0.16% 0.24% -0.5% 0.5% 1.5% 2.5% 3.5% 4.5% 2017 2018 2019 2020 1Q21 2Q21 3Q21 4Q21 2021 Yield on Earning Assets Cost of Interest-bearing Liabilities Net Interest Margin Cost of Deposits

Excess Cash Balances Impact Margin and Loan/Deposits

Excess Cash due to volatility of economy:

- Government stimulus funds
- Conservative savings rates
- PPP forgiveness funds
- New core customers
- Existing mortgage portfolio customers re-financing through the secondary market



Cash Balances (MMs)
$50
$117
$149
$194
$135
$116
Dec-19
Jun-20
Dec-20
Jun-21
Sep-21
21-Dec

Employing Strategies to Profitably Deploy Excess Cash

- Purchased consumer and residential mortgage portfolios to diversify more quickly (high quality, individual loan reviews)
- Relationship management - blending new loan balances with existing balances to retain current clients
- Adding high quality, short to moderate duration securities to the investment portfolio
- Investing in tax advantaged investments, loans, and tax credits
- Allowing non-relationship high-cost deposits to run off
- Shifted Wealth money market off-balance sheet
- Repaid $70 million FHLB debt (Aug-21)
- Utilizing one-way sales for select customer deposits



Loans / Deposits
85.8%
94.3%
92.1%
82.1%
78.5%
2017
2018
2019
2020
2021

22

23 23 Diversified Fee Income an Advantage to First United • First United’s non - interest income (1) comprised 27% of operating revenue for 2021 • Fee - based business provides stable growth and a diversified revenue stream not directly tied to interest rates, as well as opportunities to build client relationships • First United’s diverse array of products provides opportunities to fully engage with customers and produce stable increases to earnings • Wealth acquisition strategy in place to grow assets under management Trust and Brokerage Assets Under Management (MMs) Non - Interest Income Mix – 2021 75% $1,104 $1,084 $1,212 $1,377 $1,482 2017 2018 2019 2020 2021 Composition Trust and Brokerage 47% Service Charges 13% Net Gain on Loan Sales 5% Debit Card Income 17% Bank - owned Life Insurance 6% Other Noninterest Income 12%

Expense Discipline

Significant portion of earnings improvement can be attributed to expense reductions

- Our investment in the wealth management business line generates additional expenses; even so, efficiency ratio has decreased ~15 points since 2017
- Implemented several initiatives to reduce expenses and to be more competitive versus our peers
  - Successful contract negotiation with core processor resulting in savings of $0.9 million in 2021 and $0.5 million ongoing annually; inclusive of over 30 new products and services
  - Restructuring and consolidation of regional operating structure
  - Existing operational infrastructure and technology investments positioned for continued growth
  - Enhanced implementation of technology resulting in on-going efficiencies and savings (Docusign, virtual meetings, digital account openings and loan documentation, reduced printing, hybrid remote work options, etc.)
- Future expense savings initiatives
  - Exploring outsourcing options for operational functions (internal audit outsourced 1Q21)
  - Analyzing real estate partnerships and physical space alternatives
  - Reviewing benefits structure and tax-saving strategies

Efficiency Ratio [(1)]


71.8%
72.8%
70.9%
64.6%
56.4%
Strategic Target 58% - 63%
2017
2018
2019
2020
2021

Operating Leverage Ratio, excluding settlement, FHLB penalty, insurance reimbursement and contribution [(1)]


3.1%
-1.6%
2.9%
9.5%
13.4%
2017
2018
2019
2020
2021

(1) See Appendix for a reconciliation of this non-GAAP financial measure

24

25 25 Prudent Capital Management $13.78 $14.97 $16.17 $17.17 $19.61 2017 2018 2019 2020 2021 Tangible Book Value / Share • Management has consistently grown tangible book value per share (9.2% CAGR) while simultaneously taking decisive action to benefit shareholders • Increasing dividend has improved shareholders’ return • History of opportunistic share repurchases has benefited EPS • Regulatory capital ratios significantly above regulatory requirements • Actively exploring other investments of capital Regulatory Capital 4% 6% 8% 10% 12% 14% 16% 18% Dec-17 Dec-20 Dec-21 Leverage CET1 Tier 1 Total Regulatory Well - Capitalized Regulatory Minimum plus fully phased - in Capital Conservation Buffer Total 10.5% Tier1 RB 8.5% CET1 7.0% Leverage 5.0%

26 26 Strategic Targets Post - COVID - 19 Metric Actual 12/31/2021 Non - GAAP 12/31/2021 Long Term Strategic Target Range Strong Shareholder Return EPS Growth (YoY) 49% 79% (1) 8% - 15% Dividend Payout Ratio 19.7% 16.3% 20% - 25% ROAA 1.12% 1.35% (1) 1.00% - 1.25% ROATCE 16.27% 19.61% (1) 14% - 15% TCE Ratio 7.56% 7.56% 8% - 10% High Quality, Diversified Revenue Stream Revenue Growth (YoY) 42.8% 72.2% (1) 2% - 7% Non - Int Inc / Revenue 28.3% 26.9% (1) 24% - 28% N IM 3.28% 3.28% 3.3% - 3.7% Balance Sheet Growth % Loan Growth - 1.2% incl PPP - 1.2% incl PPP 6% - 11% Loans / Assets 67% 67% 71% - 76% Loans / Deposits 79% 79% 87% - 90% Highly Efficient Operations Efficiency Ratio (adjusted for non - core items) 64.7% 57.5% (1) 58% - 63% Positive Operating Leverage Operating Leverage Ratio 0.33% 13.5% (1) 1% - 5% Robust Risk Enterprise Management NPLs / Loans 0.21% 0.21% 0.50% - 1.00% NCOs(Recoveries) / Avg. Total Loans - 0.02% - 0.02% 0.10% - 0.50% (1) See Appendix for a reconciliation of these non - GAAP financial measures

27 27 III. Our Commitment to ESG

28 28 Ongoing Shareholder Engagement • Declassified the Board of Directors (phased - in by 2024) • Adopt Proxy Access • Shareholder access to change By - laws • Management majority vote proposal received favorable shareholder vote • Updated NGC Charter • Adopted a diversity policy for director refreshment • Formalize LID role & responsibilities • Revised stock ownership guidelines for Directors and Executives • Enhance Board oversight of Environment & Social issues • Enhance Disclosure on Environment & Social issues • Continue progress on FUNC ESG strategy Ongoing Board Refreshment Enhanced disclosure through investor materials, proxy statement, and website. • Introduced 2020 incentive programs – further aligning executive pay with performance • Adopted right to call a special meeting. • Adopted mandatory director retirement policy • Adopted plurality voting standard for contested director elections • Enhanced shareholder engagement program Spring/Fall 2021 2022+ Summer/Fall 2020 Spring 2020 2019 and earlier First United’s ESG Journey Over the past few years, we have implemented several important governance enhancements. These changes align our governance profile with our long - term investors’ expectations for best - in - class corporate governance. We are committed to continuing to improve our ESG profile over time.

29 29 • LED lighting installed throughout branch network and operations center • Recycling, focus on reduced printing (65% reduction since pre - COVID) • Leveraging virtual meeting opportunities to reduce travel footprint ESG Enhancements To Date • Adopting best - in - class governance practices and shareholder rights • Recent Enhancements – Board refreshment, Board declassification, Proxy access and Shareholder access to change By - laws • Future Enhancements under consideration - Majority Voting Standard Governance • Created Diversity Engagement team, led by our newly appointed Director of Diversity and Engagement • Developed a formal workforce Diversity and Inclusion Policy • Formalized a policy requiring that diverse slate of candidates for each future open board seat Social Environmental We plan to share more on our priorities and enhancements to our ESG strategy throughout 2022.

30 30 Strong Investor Relations and Shareholder Communications and Engagement Clear long - term strategic plan with performance targets x Dedicated Investor Relations contact x Investor conferences and prospective investor engagement x Members of the Board and senior management routinely engage with shareholders and other stakeholders, and management regularly updates the Board in the context of ongoing investor discussions. These engagements help the Board and management gain feedback on a variety of topics, including strategic and financial performance, ESG disclosure, executive compensation, Board composition, and leadership structure. Investor presentations and periodic outreach to institutional and retail shareholders x How to contact your Board: Shareholders and interested parties wishing to contact our Board may send a letter to First United Co rporation Board of Directors, c/o Tonya K. Sturm, Secretary, First United Corporation, 19 South Second Street, Oakland, Maryland, 21550 - 0009 or by e - mail at tsturm@mybank.com. The Secretary will deliver all shareholder communications directly to the Board for consideration

31 31 IV. Appendix

32 32 Our Dedicated Management Team Our management team has the right set of skills and experience to effectively execute on our strategy and continue driving shareholder returns Carissa Rodeheaver CEO & Chair • 29 - year career with First United with in depth industry, sales, wealth management, financial and operational experience • Holds leadership positions in the American & Maryland Bankers Associations as well as in Garrett County, one of our key markets Robert L. Fisher II SVP & Chief Revenue Officer • 25+years with in - depth industry, retail, commercial and mortgage banking experience • Serves a board member of the Salvation Army of Washington County Jason Rush SVP & Chief Operating Officer • 27 years with in - depth industry, retail, risk and compliance and operations experience • Serves on the Maryland Bankers Association’s Government Relations Committee • Involved in the Garrett County community as a board member for multiple organizations Keith Sanders SVP & Chief Wealth Officer • 28 years of experience specializing in Wealth management, estate planning, trust administration and financial planning • Serves on the Maryland Bankers Association’s Government Relations Committee and Trust Committee • Involved in the Garrett County community as a senior leader for several organizations Tonya Sturm SVP, CFO, Secretary & Treasurer • 35 years of extensive banking, audit, credit, retail, risk and compliance and financial experience • Serves on Advisory Councils for both the American & Maryland Bankers’ Associations • Involved in the Garrett County community as a board member for multiple organizations

33 33 Board of Directors (May 2021) Our directors know our markets and customers and are leaders in the communities we serve Name / Affiliation Unique Expertise Carissa Rodeheaver CEO & Chair • Certified Public Accountant, ABA and MBA with 29 - year career at First United and in - depth industry, company, and operational experience • Involvement in community activities, including board seats at Garrett College Foundation and Garrett Development Corporation John McCullough Lead Director ( Nom/Gov Chair) • Certified Public Accountant and retired partner of Ernst & Young, LLP with extensive audit and accounting experience • Public company M&A advisory experience, particularly with financial companies John Barr Independent Director • Business ownership and operational experience in Maryland and the surrounding area • Involvement in Washington County, Maryland and is a former 3 - term Washington County Commissioner Brian Boal Independent Director (Audit Chair) • Certified public accountant and previous tax manager at PwC with extensive ownership, accounting, public company, M&A and business advisory experience, most recently in Garrett County • Serves as the treasurer of several organizations in Garrett County Sanu Chadha Independent Director • Certified Project Management Professional • Business and ownership experience in Monongalia County WV in a management and solutions company that provides consulting services to enterprise organizations across the United States and abroad for strategic process and technology solutions, project management, process improvement, data analytics, and cloud solutions Name / Affiliation Unique Expertise Christy DiPietro Independent Director • Chartered Financial Analyst • Private investor who provides wealth management services for a diverse portfolio of assets, including investment analysis and strategy, asset allocation, tax matters, insurance matters, estate planning, property management, and charitable giving. • Operational experience in a large public investment firm where she managed $2.3 billion in high - quality taxable fixed income assets for numerous institutional clients Patricia Milon Independent Director • Accomplished regulatory expert • Enterprise risk management and corporate governance experience with expertise in compliance, legal and regulatory risk for public companies • Consulting roles for fintech and regtech companies Irvin Robert Rudy Independent Director • Business ownership and operational experience in Garrett County • Board and committee experience as a trustee of The Ohio University Foundation, past first prevention Commissioner, retired chief of local fire department Marisa Shockley Independent Director (Compensation Chair) • Business ownership and operational experience in Frederick County • Chairman for the Maryland Auto Dealers’ Association, past President of Maryland School for the Deaf; TIME Quality Award regional finalist Hoye Andrew Walls III Independent Director • Business ownership and operational experience in Monongalia County, WV in a large printing company • Director experience at various community organizations such as United Way, Public Theatre, Red Cross and the Salvation Army

34 34 Non - GAAP Reconciliation This presentation includes certain non - GAAP financial measures, including pre - provision net revenue, net income, earnings per share (basic and diluted), return on average assets, return on average tangible common equity, tangible common equity, tangible assets, the ratio of tangible common equity to tangible assets, tangible book value per share, net interest margin, and efficiency ratio. These non - GAAP finan cial measures and any other non - GAAP financial measures that are discussed in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. The re are a number of limitations related to the use of these non - GAAP financial measures versus their nearest GAAP equivalents. For example, other co mpanies may calculate non - GAAP financial measures differently or may use other measures to evaluate their performance, all of which could re duce the usefulness of the Company’s non - GAAP financial measures as tools for comparison. The following is a reconciliation of the non - GAAP financia l measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures.

Non-GAAP Reconciliation, continued

($000s, except where otherwise noted)	2017	2018	2019	2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	YTD 12/31/2021
Earnings Per Share - Basic										
Earnings Per Share - Basic, as reported (a)/(d)	$ 0.58	$ 1.51	$ 1.85	$ 1.98	$ 0.65	$ 0.49	$ 0.66	$ 0.66	$ 1.14	$ 2.95
Add Back: Impact of Tax Reform Act	0.47									
Add back: FHLB penalty, net of tax	-	-	-	-	-	-	-	0.27	-	0.27
Add back: Contribution, net of tax									0.12	0.12
Add back: Insurance reimbursement, net of tax									(0.16)	(0.16)
Add back: Settlement expense, net of tax	-	-	-	-	-	0.37	-	-	-	0.37
Earnings Per Share - Basic, as adjusted (b)/(d)	**$ 1.05**	**$ 1.51**	**$ 1.85**	**$ 1.98**	**$ 0.65**	**$ 0.86**	**$ 0.66**	**$ 0.93**	**$ 1.10**	**$ 3.54**
Earnings Per Share - Diluted										
Earnings Per Share - Diluted, as reported (a)/(e)	$ 0.58	$ 1.51	$ 1.85	$ 1.97	$ 0.65	$ 0.49	$ 0.66	$ 0.66	$ 1.14	$ 2.95
Add Back: Impact of Tax Reform Act	0.47									
Add back: FHLB penalty, net of tax	-	-	-	-	-		-	0.27	-	0.27
Add back: Contribution, net of tax									0.12	0.12
Add back: Insurance reimbursement, net of tax									(0.16)	(0.16)
Add back: Settlement expense, net of tax	-	-	-	-	-	0.37	-	-	-	0.37
Earnings Per Share - Diluted, as adjusted (b)/(e)	**$ 1.05**	**$ 1.51**	**$ 1.85**	**$ 1.97**	**$ 0.65**	**$ 0.86**	**$ 0.66**	**$ 0.93**	**$ 1.10**	**$ 3.54**
Return on Average Assets (quarter and YTD annualized)										
Average Assets (c)	$ 1,322,013	$ 1,311,902	$ 1,418,928	$ 1,613,669	$ 1,710,900	$ 1,765,133	$ 1,783,821	$ 1,768,803	$ 1,750,614	$ 1,765,148
Return on Average Assets, as reported (a)/(c)	0.31%	0.81%	0.93%	0.86%	1.07%	0.78%	0.99%	0.99%	1.72%	1.12%
Add Back: Impact of Tax Reform Act	0.24%									
Add back: FHLB penalty, net of tax	-	-	-	-	-	-	-	0.40%	-	0.10%
Add back: Contribution, net of tax									0.18%	0.04%
Add back: Insurance reimbursement, net of tax									-0.24%	-0.06%
Add back: Settlement expense, net of tax	-	-	-	-	-	0.58%	-	-	-	0.15%
Return on Average Assets, as adjusted (b)/(c)	**0.55%**	**0.81%**	**0.93%**	**0.86%**	**1.07%**	**1.36%**	**0.99%**	**1.40%**	**1.66%**	**1.35%**

35

Non-GAAP Reconciliation, continued

($000s, except where otherwise noted)	2017	2018	2019	2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	YTD 12/31/2021
Return on Average Tangible Common Stockholders' Equity										
Average common stockholders' equity (f)	$ 106,332	$ 113,659	$ 125,774	$ 127,101	$ 132,087	$ 131,541	$ 127,269	$ 133,952	$ 137,436	$ 132,550
Less: Average goodwill	11,004	11,004	11,004	11,004	11,004	11,004	11,004	11,004	11,004	11,004
Average tangible common equity (g)	**$ 95,328**	**$ 102,655**	**$ 114,770**	**$ 116,097**	**$ 121,083**	**$ 120,537**	**$ 116,265**	**$ 122,948**	**$ 126,432**	**$ 121,546**
Return on average tangible common equity, as reported (a)/(g)	4.25%	10.39%	11.44%	11.92%	15.05%	11.38%	15.15%	14.28%	23.88%	16.27%
Add Back: Impact of Tax Reform Act	3.38%									
Add back: FHLB penalty, net of tax	-	-	-	-	-	-	-	5.82%		1.47%
Add back: Contribution									2.44%	0.63%
Add back: Insurance reimbursement									-3.35%	-0.87%
Add back: Settlement expense, net of tax		-	-	-	-	8.51%	-	-	-	2.11%
Return on average tangible common equity, as adj (b)/(g)	**7.64%**	**10.39%**	**11.44%**	**11.92%**	**15.05%**	**19.89%**	**15.15%**	**20.10%**	**22.97%**	**19.61%**
Tangible Book Value per Common Share										
Total common equity, as reported (h)	$ 108,390	$ 117,066	$ 125,940	$ 131,047	$ 131,047	$ 129,189	$ 130,556	$ 133,787	$ 141,900	$ 141,900
Less: Goodwill	11,004	11,004	11,004	11,004	11,004	11,004	11,004	11,004	12,052	12,052
Total tangible common equity (i)	**$ 97,386**	**$ 106,062**	**$ 114,936**	**$ 120,043**	**$ 120,043**	**$ 118,185**	**$ 119,552**	**$ 122,783**	**$ 129,848**	**$ 129,848**
Common shares outstanding - basic (actual) (j)	7,067,425	7,086,632	7,110,022	6,992,911	6,992,911	6,998,617	6,614,604	6,617,941	6,620,955	6,620,955
Tangible book value per basic common share (i)/(j)	**$ 14.05**	**$ 14.98**	**$ 16.17**	**$ 17.17**	**$ 17.17**	**$ 16.89**	**$ 18.07**	**$ 18.55**	**$ 19.61**	**$ 19.61**
Tangible common equity to tangible assets ("TCE Ratio")										
Total assets, as reported (k)	1,336,470	1,384,516	1,442,966	1,733,414	1,733,414	1,781,833	1,763,806	1,708,555	1,729,838	1,729,838
Less: Goodwill	11,004	11,004	11,004	11,004	11,004	11,004	11,004	11,004	12,052	12,052
Total tangible assets (l)	$ 1,325,466	$ 1,373,512	$ 1,431,962	$ 1,722,410	$ 1,722,410	$ 1,770,829	$ 1,752,802	$ 1,697,551	$ 1,717,786	$ 1,717,786
Tangible common equity to tangible assets (k)/(l)	**7.35%**	**7.72%**	**8.03%**	**6.97%**	**6.97%**	**6.67%**	**6.82%**	**7.23%**	**7.56%**	**7.56%**

36

Non-GAAP Reconciliation, continued

($000s, except where otherwise noted)	2017	2018	2019	2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	YTD 12/31/2021
Net interest margin (tax equivalent)										
Net interest income	$ 39,578	$ 44,182	$ 46,391	$ 48,546	$ 12,101	$ 12,236	$ 12,762	$ 13,625	$ 13,919	$ 52,542
Tax equivalent adjustment	637	796	868	917	239	239	234	232	234	939
Tax equivalent net interest income (m)	$ 40,215	$ 44,978	$ 47,259	$ 49,463	$ 12,340	$ 12,475	$ 12,996	$ 13,857	$ 14,153	$ 53,481
Average earning assets (n)	$ 1,193,949	$ 1,203,813	$ 1,285,019	$ 1,480,165	$ 1,586,360	$ 1,627,190	$1,652,816	$1,628,594	$1,609,156	$ 1,629,299
Net interest margin (tax equivalent) (m)/(n)	**3.37%**	**3.74%**	**3.68%**	**3.34%**	**3.09%**	**3.11%**	**3.15%**	**3.38%**	**3.49%**	**3.28%**
Efficiency Ratio										
Noninterest expense, as reported	$ 39,170	$ 43,808	$ 45,389	$ 43,934	$ 10,962	$ 12,927	$ 11,033	$ 13,027	$ 10,777	$ 47,764
Less: FHLB penalty, gross								(2,368)	-	(2,368)
Less: Contribution									(1,000)	(1,000)
Less: Settlement expense	-	-	-	-	-	(3,300)	-	-	-	(3,300)
Noninterest expense, adjusted (o)	$ 39,170	$ 43,808	$ 45,389	$ 43,934	$ 10,962	$ 9,627	$ 11,033	$ 10,659	$ 9,777	$ 41,096
Net interest income	$ 39,578	$ 44,182	$ 46,391	$ 48,546	$ 12,101	$ 12,236	$ 12,762	$ 13,625	$ 13,919	$ 52,542
Noninterest income	14,340	15,168	16,783	18,577	5,155	5,330	4,764	4,605	6,015	20,714
Less: Insurance reimbursement	-	-	-	-	-	-			(1,375)	(1,375)
Tax equivalent adjustment	637	796	868	917	239	239	234	232	234	939
Total tax equivalent revenue (p)	$ 54,555	$ 60,146	$ 64,042	$ 68,040	$ 17,495	$ 17,805	$ 17,760	$ 18,462	$ 18,793	$ 72,820
Efficiency ratio, as adjusted (o)/(p)	**71.80%**	**72.84%**	**70.87%**	**64.57%**	**62.66%**	**54.07%**	**62.12%**	**57.73%**	**52.02%**	**56.44%**

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